UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

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US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39120	84-2421185
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 S. Capitol Blvd., Suite 1000

Boise, Idaho 83702

(Address of Principal Executive Offices) (Zip Code)

(208) 331-8400

(Registrant's telephone number, including area code)

__________________________________________

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	ECOL	Nasdaq Global Select Market
Warrants to Purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2021, the Board of Directors (the “Board”) of US Ecology, Inc. (the “Company”) appointed Mack L. Hogans to the Board, increasing the number of directors to ten (10). At the time of his appointment, Mr. Hogans was not appointed to serve as a member of a committee of the Board.

Mr. Hogans provides consulting services to executive officers and businesses in leadership, strategy, M&A, governance, public policy, diversity, equity and inclusion, and environmental policy. He previously held various positions, over a twenty-five (25) year period, at Weyerhaeuser Company (NYSE:WY), a timberlands and wood products company, retiring in 2004 as Senior Vice President of Corporate Affairs. Before joining Weyerhaeuser in 1979, Mr. Hogans worked for the U.S. Forest Service, Maryland National Capital Parks and Planning Commission, and the National Park Service. He also serves as a director at Boise Cascade Company (NYSE:BCC) (since 2014), a producer of plywood and engineered wood products, where he currently serves as lead independent director. Mr. Hogans has a Bachelor of Science degree in forestry and natural resources from the University of Michigan and a Master of Science degree in forest resources from the University of Washington.

Mr. Hogans will participate under the Company’s non-employee director compensation program. Under this program, he will receive (on a pro-rated basis in the current Board year) cash compensation of $57,500 and a restricted equity award with a value equal to $112,500 that is subject to certain vesting restrictions.

7.01 Regulation FD Disclosure.

On February 12, 2021, the Company issued a press release announcing the appointment of Mr. Hogans to the Board. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

The information in this report (including Exhibit 99.1) being furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release issued by the Company on February 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Ecology, Inc.

Date: February 12, 2021	By:	/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

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